                                   ----------
                                   Z E N I X
                                     INCOME
                                   FUND INC.
                                      ---


The fund name is printed in the upper left-hand corner.
A picture of the New York Stock Exchange building is shown on half the cover diagonally. A circle showing the "Z" and "X" from the fund name is run together and is centered.

                                       QUARTERLY REPORT
                                        JUNE 30, 1995

----------------------------
--------------------------

                             ZENIX INCOME FUND INC.


June 30, 1995

DEAR
SHAREHOLDER:  We are pleased to provide the first quarter report and portfolio of investments for the Zenix Income Fund Inc. for the period ended June 30, 1995. Over the past three months the Fund paid dividends totaling $0.186 per share. The table below shows annualized distribution rates based on the Fund's June 30, 1995 net asset value per share and its New York Stock Exchange closing price.



              ANNUALIZED DISTRIBUTION RATE
              $6.03    (NAV)     12.33%
              $6.50   (NYSE)     11.44%


                   Effective June 1, 1995, the Fund reduced its monthly dividend rate from $0.063 to $0.060 per share, reflecting its more defensive portfolio structure of higher cash reserves and stronger credit quality than in the prior three month period. We believe that in what appears to be a deteriorating economic environment, a more conservative portfolio strategy is warranted until economic conditions stabilize later this year.

                   The  Fund generated a positive total  return of 5.93% for the past three months and 14.03% for the past six months. The Fund's three month performance compares favorably to the 6.01% average total return for all closed-end high yield funds as reported by Lipper Analytical Services, a major mutual fund performance tracking organization. The Fund's three month performance was clearly enhanced not only by the continued decline in interest rates in the second quarter of 1995, but also its leveraged structure. The Fund's six month performance, which was well above the closed-end high yield mutual fund average of 12.14%, was positively impacted by a combination of factors with the major one being the significant decline in interest rates so far in 1995. Most significantly, Zenix's leveraged structure, in addition to being supportive of an above-average dividend yield, amplified the advance in the Fund's net asset value over the past six months.

  ----------------------------------------------------------------------------

                   Shown  below  is  a table  of  relevant  statistics regarding leverage, market prices, net asset values and dividend payments over the past twelve months.

                                        FINANCIAL DATA PER SHARE OF COMMON STOCK
                                                                     (UNAUDITED)




                                                          INTEREST
                                                          RATE ON      INTEREST
                                                        SENIOR MON-    RATE ON
                     NYSE     NET             DIVIDEND   EY MARKET     PNC BANK
 RECORD             CLOSING  ASSET  DIVIDEND REINVESTED  NOTES DUE      CREDIT
  DATE    PAY DATE  PRICE*   VALUE*   PAID     PRICE        1995       FACILITY

--------  --------  -------  -----  -------   -------- ---------   ---------

 7/22/94  7/29/94    $7.375  $6.34   $.0680     $7.01       4.380%   --
 8/24/94  8/31/94     7.250   6.11    .0690      6.89       4.450    --
 9/23/94  9/30/94     6.875   6.05    .0690      6.53       4.649    --
10/24/94  10/31/94    6.875   5.96    .0690      6.53       5.049    --
11/22/94  11/30/94    6.625   5.81    .0690      6.29       5.600    --
12/22/94  12/30/94    6.250   5.62    .1256      5.94       5.989    --
 1/24/95  1/31/95     6.250   5.58    .0690      5.94       5.799    --
 2/21/95  2/28/95     6.250   5.78    .0630      5.94       5.990    --
 3/24/95  3/31/95     6.625   5.87    .0630      6.29       5.874    --
 4/21/95  4/28/95     6.625   5.96    .0630      6.29       6.150    --
 5/23/95  5/31/95     6.875   6.10    .0630      6.53         --   6.463
 6/23/95  6/30/95     6.625   6.03    .0600      6.29         --   6.463

The reinvestment price is the greater of 98% of the net asset value ("NAV") per share or 95% of the current market price on valuation date if shares are issued. If the market price is lower than NAV, shares are purchased in the market.
*As of Record Date.

------------------------
                            ------------------------

  ----------------------------------------------------------------------------

             MARKET AND ECONOMIC OVERVIEW

                   Economic growth continued to erode  in the second quarter  of
                1995 with the slowdown in consumption expenditures intensifying. The retail sector of the economy appeared even softer, with little pricing power on the part of most retail chains. Even the automobile industry, which was very strong in 1994, has encountered weaker sales trends in 1995. As mentioned in our last quarterly report to shareholders, individuals financed a large portion of their purchases with debt throughout 1994. As a result, individuals' debt levels are back to high levels. This is probably acting as a drag on consumption expenditures and could continue to hamper consumption trends for the rest of 1995 as consumer debt levels are brought down to more manageable percentages. The industrial side of the economy which has benefited from strong overseas demand also appears to be moderating based upon recent economic statistics on industrial production. In response to the weak first half economic results, the Federal Reserve modestly reduced short-term interest rates in early July, signaling their intention to prevent the economy from falling into a recession. In summary, while we would not expect a recession given the Federal Reserve's change in monetary policy, we believe an economic slowdown will present more of a challenge to corporate profitability, especially in those sectors of the economy that depend on the consumer.

             NEW CREDIT FACILITY

                   On May 18, 1995, Zenix Income Fund obtained a new $30 million credit facility from PNC Bank, N.A., effectively replacing the $25.8 million money market notes which matured on May 18th. The new revolving line will provide the Zenix Income Fund with much greater borrowing flexibility to take advantage of changing market conditions without costing the Fund significantly greater interest expense as well as reduce the uncertainty inherent in a monthly auction. We believe the Zenix Income Fund will be much better served by this more flexible borrowing arrangement.

------------------------
                            ------------------------

  ----------------------------------------------------------------------------

             PORTFOLIO STRATEGY

                   Given the  pervasive  slowdown  in  economic  momentum  which appeared to intensify in the second quarter of 1995, we have moved to a more cautious posture by raising cash reserves and upgrading overall credit quality in the portfolio. Beginning in the month of May, the high yield market, especially the middle tier B/B rated issues, began to significantly lag the rally in the Treasury market. We have shifted our industry orientation away from the more vulnerable sectors of the economy and have increased our exposure to the traditionally more defensive sectors including telecommunications, cable TV and media, to name a few. As we stated earlier, the reduction in the Fund's dividend is a result of this more defensive portfolio posture. Any additional easing of monetary policy by the Federal Reserve would probably go a long way towards restoring investor confidence in the high yield market. We would expect to be reinvesting our small cash reserves back into the market over the next three months as investment opportunities develop.

                   We appreciate your past support and look forward to continue to provide attractive investment results over the second half of 1995. Should you have any questions about your investment in the Fund, please call The Shareholder Services Group, Inc. at (800) 331-1710.

SINCERELY,

               Heath B. McLendon                  John C. Bianchi, CFA
               Chairman of the Board              Vice President and
               and Investment Officer             Investment Officer

August 20, 1995

------------------------
                            ------------------------

                                                        Portfolio of Investments
                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------



    Face                                                              Value
    Value                                                            (Note 1)
------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--94.2%
---------------------------------------
BROADCASTING-TV, CABLE AND RADIO--10.8%
   $2,075,000   Bell CableMedia PLC, Sr. Discount Note, Step up
                Bond, Zero coupon due 07/15/2004................   $  1,372,094
    3,000,000   Cablevision Systems Corporation, Sr. Sub. Deb.,
                9.875% due 02/15/2013...........................      3,187,500
    3,125,000   Continental Cablevision Inc., Sr. Sub. Deb.,
                11.000% due 06/01/2007..........................      3,476,563
                Marcus Cable Company:
    2,000,000   11.875% due 10/01/2005..........................      1,930,000
    2,500,000   11.875% due 08/01/2004..........................      1,587,500
                Rogers Cablesystems Ltd.:
  CAD 800,000   Sr. Deb., 9.650% due 01/15/2014.................        497,980
      525,000   Sr. Secured 2nd Priority Deb., 10.125% due
                09/01/2012......................................        529,594
    1,625,000   Rogers Communications Inc., Sr. Deb., 10.875%
                due 04/15/2004..................................      1,667,656
     $500,000   Young Broadcasting Inc., Sr. Sub. Notes, 11.750%
                due 11/15/2004..................................   $    546,875
                                                                   ------------
                                                                     14,795,762
                                                                   ------------
HOTEL/GAMING--9.2%
                Aztar Corporation, Sr. Sub. Notes:
    1,000,000   11.000% due 10/01/2002..........................      1,000,000
    1,500,000   13.750% due 10/01/2004..........................      1,695,000
    2,500,000   Bally's Grand Inc., First Mortgage Note, 10.375%
                due 12/15/2003..................................      2,465,625
    1,750,000   Boyd Gaming Corporation, Sr. Sub. Note, Series
                B, 10.750% due 09/01/2003.......................      1,798,125
    2,275,000   GNF Corporation, First Mortgage Bond, 10.625%
                due 04/01/2003..................................      1,919,531
    1,275,000   Station Casinos Inc., Sr. Sub. Notes, 9.625% due
                06/01/2003......................................      1,174,594


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------



    FACE                                                              VALUE
    VALUE                                                            (NOTE 1)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--(CONTINUED)
---------------------------------------
HOTEL/GAMING--(CONTINUED)
   $3,115,235   Trump Taj Mahal Funding, Unit Building 1
                Management, Deb., (Payment-in-kind), 11.350% due
                11/15/1999......................................   $  2,507,764
                                                                   ------------
                                                                     12,560,639
                                                                   ------------
PAPER/FOREST PRODUCTS/PRINTING--8.9%
                Domtar Inc.,
    1,000,000   Sr. Notes, 11.750% due 03/15/1999...............      1,105,000
                Indah Kiat International Financing Company,
                B.V., Sr. Secured Notes:
    1,100,000   11.375% due 06/15/1999..........................      1,122,000
    2,600,000   11.875% due 06/15/2002..........................      2,652,000
                Repap New Brunswick Inc.:
      750,000   1st Priority Sr. Secured Notes, 10.625% due
                06/15/2002......................................        753,750
    2,250,000   2nd Priority Sr. Secured Notes, 10.625% due
                06/15/2002......................................      2,283,750
    1,645,000   Repap Wisconsin Inc., 2nd Priority Sr. Secured
                Notes, 9.875% due 05/01/2006....................      1,601,819
   $1,440,000   Riverwood International Corporation, Sr. Sub.
                Note, Series 2, 11.250% due 06/15/2002..........   $  1,573,200
    1,025,000   S.D. Warren Company, Sr. Sub. Note, 12.000% due
                12/15/2004**....................................      1,107,000
                                                                   ------------
                                                                     12,198,519
                                                                   ------------
METALS/MINING--7.8%
    2,150,000   Algoma Steel Inc. 12.375% due 07/15/2005........      1,938,312
    1,000,000   Armco Inc., Sr. Note, 11.375% due 10/15/1999....      1,025,000
    2,575,000   Kaiser Aluminum & Chemical Corporation, Sr. Sub.
                Note, 12.750% due 02/01/2003....................      2,768,125
    1,000,000   Republic Engineered Steels Manufacturing, First
                Mortgage Note, 9.875% due 12/15/2001............        908,750
    2,500,000   Russell Metals Inc., Sr. Note, 10.250% due
                06/15/2000......................................      2,390,625


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------



    FACE                                                              VALUE
    VALUE                                                            (NOTE 1)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--(CONTINUED)
---------------------------------------
METALS/MINING--(CONTINUED)
   $1,500,000   UCAR Global, Sr. Secured Note, 12.000% due
                01/15/2005**....................................   $  1,610,625
                                                                   ------------
                                                                     10,641,437
                                                                   ------------
GROCERY/CONVENIENCE STORES--6.4%
      925,000   Farm Fresh Inc., Sr. Note, Series A, 12.250% due
                10/01/2000......................................        869,500
    2,000,000   P & C Food Markets, Inc., Sr. Note, 11.500% due
                10/15/2001......................................      2,122,500
                Pathmark Stores, Inc., Sub. Note:
    2,275,000   11.625% due 06/15/2002..........................      2,411,500
    1,000,000   12.625% due 06/15/2002..........................      1,085,000
    2,275,000   Ralphs Grocery Company, Sr. Sub. Note, 11.000%
                due 06/15/2005..................................      2,212,438
                                                                   ------------
                                                                      8,700,938
                                                                   ------------
PACKAGING/CONTAINERS--5.5%
    2,750,000   Container Corporation of America, Sr. Note,
                11.250% due 05/01/2004..........................      2,901,250
   $3,300,000   Gaylord Container Corporation, Sr. Note, 11.500%
                due 05/15/2001..................................   $  3,510,375
    1,000,000   Stone Container Corporation, Sr. Note, 12.625%
                due 07/15/1998..................................      1,085,000
                                                                   ------------
                                                                      7,496,625
                                                                   ------------
BUILDING/CONSTRUCTION--4.8%
    2,150,000   American Standard Inc., Sr. Deb., 11.375% due
                05/15/2004......................................      2,367,688
    1,550,000   Greystone Homes Inc., Sr. Note, 10.750% due
                03/01/2004......................................      1,373,688
    1,300,000   Hovnainan K. Enterprises Inc., Sub. Note,
                11.250% due 04/15/2002..........................      1,165,125
      450,000   Miles Homes Services Unit, Sr. Note, 12.000% due
                04/01/2001......................................        360,563
    1,325,000   US Home Corporation, Sr. Note, 9.750% due
                06/15/2003......................................      1,296,844
                                                                   ------------
                                                                      6,563,908
                                                                   ------------


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------



    FACE                                                              VALUE
    VALUE                                                            (NOTE 1)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--(CONTINUED)
---------------------------------------
CHEMICALS--4.4%
   $3,825,000   NL Industries Inc., Sr. Secured Note, 11.750%
                due 10/15/2003..................................   $  4,016,250
    2,000,000   Terra Industries Inc., Sr. Note, 10.500% due
                06/15/2005......................................      2,050,000
                                                                   ------------
                                                                      6,066,250
                                                                   ------------
LEISURE/AMUSEMENT/MOTION PICTURES--3.6%
    2,550,000   Coleman Holdings, Inc., Note, Zero coupon due
                05/27/1998......................................      1,874,250
    1,575,000   Gillett Holdings Inc., Sr. Sub. Note, 12.250%
                due 06/30/2002..................................      1,647,844
    1,550,000   Remington Arms, Inc., Sr. Sub. Note, 10.000% due
                12/01/2003**....................................      1,435,688
                                                                   ------------
                                                                      4,957,782
                                                                   ------------
HEALTH CARE/DRUGS/HOSPITAL SUPPLIES--3.0%
      900,000   Charter Medical Corporation, Sr. Sub Note,
                11.250% due 04/15/2004..........................        959,625
   $2,850,000   Ornda Healthcorp, Sr. Sub. Note, 12.250% due
                05/15/2002......................................   $  3,159,938
                                                                   ------------
                                                                      4,119,563
                                                                   ------------
OIL/NATURAL GAS--3.0%
    1,150,000   Giant Industries Inc., Sr. Sub Notes, 9.750% due
                11/15/2003......................................      1,109,750
    2,000,000   Global Marine, Secured Notes, 12.750% due
                12/15/1999......................................      2,205,000
      675,000   Santa Fe Energy Resources Inc., Sr. Sub. Deb.,
                11.000% due 05/15/2004..........................        719,719
                                                                   ------------
                                                                      4,034,469
                                                                   ------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING--2.8%
      650,000   Fairfield Manufacturing Inc., Sr. Sub Note,
                11.375% due 07/01/2001..........................        619,937
      850,000   Harvard Industries, Inc., Sr. Note, 12.000% due
                07/15/2004......................................        867,000
    1,000,000   SPX Corporation, Sr. Sub. Note, 11.750% due
                06/01/2002......................................      1,061,250


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------



    FACE                                                              VALUE
    VALUE                                                            (NOTE 1)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--(CONTINUED)
---------------------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING--(CONTINUED)
   $1,175,000   Truck Components Inc., Sr. Note, Series A,
                12.250% due 06/30/2001..........................   $  1,280,750
                                                                   ------------
                                                                      3,828,937
                                                                   ------------
TOBACCO--2.7%
    3,700,000   Consolidated Cigar, Sr. Sub. Note, 10.500% due
                03/01/2003......................................      3,649,125
                                                                   ------------
PERSONAL CARE PRODUCTS/COSMETICS--2.3%
    3,130,000   Revlon Consumer Products Corporation, Sr. Sub.
                Note, 10.500% due 02/15/2003....................      3,094,787
                                                                   ------------
TRANSPORTATION--2.2%
    2,805,000   Sea Containers Limited, Sr. Sub. Deb., 12.500%
                due 12/01/2004..................................      3,071,475
                                                                   ------------
CONSUMER DURABLE GOODS/HOME FURNISHINGS--2.1%
    5,825,000   International Semi-Tech, Sr. Note, Step up Bond,
                Zero coupon to 08/15/2000, 11.500% due
                08/15/2003......................................      2,927,062
                                                                   ------------
TELEPHONE/COMMUNICATIONS--2.0%
   $3,600,000   Nextel Communication Inc., Sr. Discount Notes,
                Step up Bond, Zero coupon to 02/15/1999, 9.750%
                due 08/15/2004..................................   $  1,795,500
    1,550,000   Pagemart Inc., Sr. Discount Note, Zero coupon
                due 11/01/2003..................................        990,062
                                                                   ------------
                                                                      2,785,562
                                                                   ------------
INSURANCE COMPANIES--1.9%
    2,250,000   Bankers Life Holding Corporation, Sr. Sub.
                Notes, Series B, 13.000% due 11/01/2002.........      2,612,813
                                                                   ------------
TEXTILES/APPAREL--1.9%
    1,350,000   CMI Industries, Sr. Sub. Note, 9.500% due
                10/01/2003......................................      1,242,000
      650,000   Dan River Inc., Sr. Sub. Note, 10.125% due
                12/15/2003......................................        648,375
      675,000   Hartmarx Corporation, Sr. Sub. Note, 10.875% due
                01/15/2002......................................        666,562
                                                                   ------------
                                                                      2,556,937
                                                                   ------------


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------


    FACE                                                              VALUE
    VALUE                                                            (NOTE 1)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES--(CONTINUED)
---------------------------------------
RETAIL--1.8%
   $1,450,000   Barnes & Noble Inc., Sr. Sub. Note, 11.875% due
                01/15/2003......................................   $  1,600,438
    1,025,000   Wickes Lumber Company, Sr. Sub. Note, 11.625%
                due 12/15/2003..................................        890,469
                                                                   ------------
                                                                      2,490,907
                                                                   ------------
PUBLISHING--1.8%
    1,850,000   Marvel Holdings, Inc., Sr. Secured Note, Series
                B, Zero coupon due 04/15/1998...................      1,299,625
AUD 1,950,000   News America Holdings, Inc., Deb., 8.625% due
                02/07/2014......................................      1,129,558
                                                                   ------------
                                                                      2,429,183
                                                                   ------------
ELECTRONICS/COMPUTERS--1.4%
    3,150,000   Bell & Howell Holdings Company, Series A, Sr.
                Discount Note, Step up Bond, Zero coupon to
                03/01/2000, 11.500% due 03/01/2005..............      1,846,688
                                                                   ------------
AEROSPACE AND DEFENSE--0.5%
     $650,000   Tracor, Inc., Sr. Sub Note, 10.875% due
                08/15/2001......................................   $    668,687
                                                                   ------------
OTHER--3.4%
    1,500,000   Day International Group, 11.125% due
                06/01/2005......................................      1,507,500
    3,000,000   Interlake Corporation, 12.125% due 06/01/2005...      3,060,000
                                                                   ------------
                                                                      4,567,500
                                                                   ------------
                TOTAL CORPORATE BONDS AND NOTES (Cost
                $127,756,781)...................................    128,665,555


-------------------------------------------------------------------------------

   SHARES

PREFERRED STOCKS--2.1%
-------------------------------------------------------------------------------
       38,147   Foxmeyer Health Corporation, Preferred, Series
                A, (Payment-in-kind), Exchangable, 4.200%.......      1,387,596
        7,000   Geneva Steel Company, Preferred, Series B,
                (Payment-in-kind), Exchangable, 14.000%.........        665,000


                     See Notes to Portfolio of Investments.

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------


                                                               VALUE
    SHARES                                                   (NOTE 1)

------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
---------------------------------------
          8,636  K-III Communications Corporation,
                 Preferred, Series B, (Payment-in-kind),
                 Exchangable, 11.625%....................  $     837,670
                                                           -------------
                 TOTAL PREFERRED STOCKS (Cost
                 $2,856,995).............................      2,890,266
                                                           -------------
WARRANTS--0.0%
          5,400  Miles Homes Inc., Expire 04/01/1997+....          2,700
          7,130  Pagemart Inc., Expire 12/31/2003+.......         32,085
                                                           -------------
                 TOTAL WARRANTS
                 (Cost $0)...............................         34,785
                                                           -------------


------------------------------------------------------------------------
     FACE
     VALUE
------------------------------------------------------------------------

COMMERCIAL PAPER--5.5%
------------------------------------------------------------------------
(Cost $7,492,000)

------------------------------------------------------------------------
     $7,492,000  General Electric Capital Corporation,
                 5.750% due 07/30/1995...................  $   7,492,000
                                                           -------------




TOTAL INVESTMENTS
(Cost $138,105,776*)..................................   101.8 %   139,082,606
OTHER ASSETS AND
LIABILITIES (Net).....................................    (1.8 )    (2,502,544)
                                                         ------   ------------
NET ASSETS............................................   100.0 %  $136,580,062
                                                         ------   ------------
                                                         ------   ------------
REDEMPTION VALUE OF 7.00% CUMULATIVE PREFERRED STOCK
(including accumulated undeclared dividends)...................    $30,087,500
                                                                  ------------
                                                                  ------------
NET ASSETS AVAILABLE FOR COMMON SHARES.........................   $106,492,562
                                                                  ------------
                                                                  ------------
COMMON STOCK OUTSTANDING.......................................     13,803,962
                                                                  ------------
                                                                  ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK......................          $7.71
                                                                  ------------
                                                                  ------------

------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-Income producing security.
CAD Canadian dollars
AUD Australian dollars


                     See Notes to Portfolio of Investments.

                                               Notes to Portfolio of Investments
                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

   Zenix Income Fund Inc. (the "Fund") is a diversified closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Fund commenced operations on April 27, 1988. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

       PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by The Boston Company Advisors, Inc. ("Boston Advisors") no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities (including the outstanding principal amount and accrued interest on the PNC Bank credit facility), (ii) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.000% Cumulative Redeemable Preferred Stock ("7.000% Cumulative Preferred Stock"), and (iii) the aggregate and unpaid dividends on the outstanding Cumulative Preferred Stock issue. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality,

                                                 June 30, 1995 (Unaudited)
                       ---------------------------------------------------------
   interest rate and maturity. Short-term investments which mature in less than 60 days are valued at amortized cost, unless this method is determined by the Board of Directors not to represent fair value.

       PAYMENT-IN-KIND BONDS: The Fund may invest in payment-in-kind ("PIK") bonds. PIK bonds pay interest in cash or through the issuance of additional bonds. PIK bonds are recorded at fair value on the ex-dividend date. PIK bonds carry a risk in that unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities is sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment. Income is recorded as earned on the accrual basis.

                                                 Quarterly Results of Operations
---------------------------------------------------------


                                                                               NET INCREASE/
                                                           NET REALIZED          (DECREASE)
                                                          AND UNREALIZED       IN NET ASSETS
                        INVESTMENT     NET INVESTMENT      GAIN/(LOSS)              FROM
                          INCOME           INCOME         ON INVESTMENTS         OPERATIONS
                     ---------------- ---------------- -------------------- --------------------
                                 PER              PER                PER                  PER
QUARTER ENDED:         TOTAL    SHARE*   TOTAL   SHARE*    TOTAL    SHARE*     TOTAL     SHARE*
-------------------- ---------- ----- ---------- ----- ----------- -------- ----------- --------
June 30, 1993....... $3,786,446 $0.30 $3,149,795 $0.25 $ 2,613,982 $ 0.21   $ 5,763,777 $ 0.46
September 30,
 1993...............  3,745,471  0.29  3,200,066  0.25    (276,601)  (0.02)   2,293,465   0.23
December 31, 1993...  3,631,803  0.28  3,014,890  0.24   2,056,085   0.16     5,070,975   0.40
March 31, 1994......  4,075,066  0.31  3,603,680  0.28  (6,283,635)  (0.48)  (2,679,955)  (0.20)
June 30, 1994.......  3,739,209  0.29  3,111,466  0.24  (3,899,320)  (0.29)    (787,854)  (0.06)
September 30,
 1994...............  3,771,958  0.28  3,215,851  0.24  (5,662,951)  (0.42)  (2,447,100)  (0.17)
December 31, 1994...  3,833,137  0.28  3,133,437  0.23  (4,508,973)  (0.33)  (1,375,536)  (0.10)
March 31, 1995......  3,651,680  0.27  2,926,309  0.22   3,514,541   0.26     6,440,850   0.48
June 30, 1995.......  3,390,611  0.25  2,647,561  0.19  (1,041,316)  (0.07)   1,606,245   0.12

------------

<F1>
* Per share of Common Stock.

DIRECTORS
Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
Heath B. McLendon

OFFICERS
Heath B. McLendon
  CHAIRMAN OF THE BOARD
  AND INVESTMENT OFFICER
Jessica Bibliowicz
  PRESIDENT
Lewis E. Daidone
  SENIOR VICE PRESIDENT
  AND TREASURER
John C. Bianchi
  VICE PRESIDENT AND
  INVESTMENT OFFICER
Kenneth A. Egan
  INVESTMENT OFFICER
Christina T. Sydor
  SECRETARY

                       This report is sent to the shareholders of the
                                   ZENIX INCOME FUND INC.
                       for their information. It is not a Prospectus,
                     circular or representation intended for use in the
                      purchase or sale of shares of the Fund or of any
                            securities mentioned in the report.